PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

June 30, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios, Inc.

Registration numbers 033-61997 and 811-07343

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 14, 2017 (SEC accession number 0000067590-17-000671), to the Prospectus, dated November 29, 2016 for the Prudential Growth Allocation Fund. The purpose of the filing is to submit the 497 filing dated June 14, 2017 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary